Goodwill	12 Months Ended
Dec. 31, 2022
Goodwill [Abstract]
Goodwill

12. Goodwill

	Year ended December 31,
	2023	2022
	£000s	£000s
Balance at start of year	8,009	7,592
Translation adjustment	(169)	417
Balance at end of year	7,840	8,009

The recoverable amount is based on fair value less cost of disposal.

The key assumptions used in the valuation models to determine the fair value less cost of disposal are as follows:

•
Fair value has been determined as market capitalization (share price x number of shares in issue) at December 31, 2023
•
Disposal costs have been estimated to be minimal
Goodwill is assessed at a segment level. As there is only one operating segment, we have considered the fair value of the entire business as market capitalization at December 31, 2023, which was £540.5 million (2022:£453.3 million), with share price not dropping significantly below its December 31, 2023 value at any point so far in 2024, and therefore a sensitivity analysis has not been presented.